SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2005
Constellation Brands, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, New York 14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 218-3600

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
Offer to Purchase and Bid Circular
Letter of Acceptance and Transmittal
Notice of Guaranteed Delivery
Letter to Vincor International Shareholders from Constellation Brands, Inc.
Newspaper Advertisement

Item 7.01. Regulation FD Disclosure.
     On October 20, 2005, a wholly-owned subsidiary (the “Bidder”) of Constellation Brands, Inc., a Delaware corporation (“Constellation”) filed an Offer to Purchase and Bid Circular dated October 19, 2005, attached hereto as Exhibit 99.1, with the Canadian securities regulators, relating to the offer by the Bidder (the “Offer”) to purchase all of the outstanding Common Shares (together with the associated Poison Pill Rights) of Vincor International Inc. upon the terms and subject to the conditions set forth in the Offer to Purchase and Bid Circular. The Offer to Purchase and Bid Circular will be sent to shareholders of Vincor International Inc., accompanied by a Letter of Acceptance and Transmittal, attached hereto as Exhibit 99.2, a Notice of Guaranteed Delivery, attached hereto as Exhibit 99.3 and a letter to Vincor International Inc. shareholders from Constellation, attached hereto as Exhibit 99.4. On October 20, 2005, the Bidder also published a newspaper advertisement, attached as Exhibit 99.5 hereto, in The Globe and Mail announcing the Offer. An advertisement setting forth the same information in French was also published in La Presse on October 20, 2005.
     This Current Report on Form 8-K, including the exhibits hereto, is being furnished in lieu of a tender offer filing, since Vincor International Inc. does not have a class of equity security registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.
     The information included in this Current Report on Form 8-K and the exhibits filed herewith is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section and may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Shell company transactions

Not applicable

(d)	The following exhibits are furnished as part of this Form 8-K:

Exhibit No.	Description
99.1	Offer to Purchase and Bid Circular dated October 19, 2005.
99.2	Letter of Acceptance and Transmittal.
99.3	Notice of Guaranteed Delivery.
99.4	Letter to Vincor International Inc. shareholders from Constellation Brands, Inc.
99.5	Newspaper advertisement published in The Globe and Mail on October 20, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2005	CONSTELLATION BRANDS, INC.
	By:	/s/ Thomas S. Summer
	Name:	Thomas S. Summer
	Title:	Executive Vice President and Chief Financial Officer

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

Exhibit No.	Description

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Offer to Purchase and Bid Circular dated October 19, 2005.

(99.2)	Letter of Acceptance and Transmittal.

(99.3)	Notice of Guaranteed Delivery.

(99.4)	Letter to Vincor International Inc. shareholders from Constellation Brands, Inc.

(99.5)	Newspaper advertisement published in The Globe and Mail on October 20, 2005.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

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